UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-09871)
                                                    -----------

                               CULLEN FUNDS TRUST
                               ------------------
               (Exact name of registrant as specified in charter)

                                645 FIFTH AVENUE
                                ----------------
                               NEW YORK, NY 10022
                               ------------------
              (Address of principal executive offices) (Zip code)

                                 BROOKS CULLEN
                                 -------------
                                645 FIFTH AVENUE
                                ----------------
                               NEW YORK, NY 10022
                               ------------------
                    (Name and address of agent for service)

                                  877-485-8586
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2005
                         -------------

Date of reporting period:  JUNE 30, 2005
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                               Cullen Funds Trust

                        Cullen High Dividend Equity Fund

                                 ANNUAL REPORT

                                 June 30, 2005
                        CULLEN HIGH DIVIDEND EQUITY FUND

July 22, 2005

Dear Shareholders,

The High Dividend Equity Fund's performance continued to benefit from strong earnings and rising dividends. Because the portfolio's dividends have been increasing at a faster rate than stock prices, the yield on the portfolio is higher than a year ago despite the portfolio's appreciation.

Dividends should continue to grow as corporations presently have more cash on their balance sheets than any time in the last 50 years. Also, the percentage earnings being paid out in dividends is also near historic lows, leaving room for dividend growth. We expect earnings to continue to grow [albeit at a slower rate] as companies continue to focus on cost cutting and at the same time participate in the growth of the global market place.

It is not a well-known stock market fact that almost half of all market returns over the last 75 years have come from dividends. Even more important for today's investors is the fact that in post bubble periods, like the present, dividends have been a more important contributor to returns than normal. For instance, in the post bubble periods of the 20's and the 60's, dividends represent on average, more than 75% of all the market returns in the decades following both of these bubbles.

A special feature of the High Dividend Equity Fund is our selective writing of options on stock positions. Our experience and history show that over time this strategy has added to income and returns while at the same time reducing the portfolio's downside risk. However, on a short-term basis, this strategy can hold back performance in a strong up market.

If you have any questions on the portfolio or the high dividend strategy, please give me a call.

Sincerely,

                                /s/James P. Cullen
                                James P. Cullen
                                President
                                Cullen Capital Management LLC

-------------
The above outlook reflects the opinion of James P. Cullen, and is subject to change, is not guaranteed and should not be considered investment advice.

PAST DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND MAY ALSO INVEST IN MEDIUM-CAPITALIZATION COMPANIES, WHICH WILL INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. Writing a covered call is the selling of a call option for an equity security that is currently held in the portfolio. If the underlying security reaches the strike price of the option, the writer of the option is obligated to deliver the number of shares for which the call option is written.

Must be accompanied or preceded by a current prospectus.

Quasar Distributors, LLC.  (08/05)

                        CULLEN HIGH DIVIDEND EQUITY FUND

FUND PERFORMANCE

                                  RETAIL CLASS

                          Cullen High Dividend
                       Equity Fund, Retail Class         S&P 500
                       -------------------------         -------
        6/30/2003                $10,000                  $10,000
        9/30/2003                 $9,990                  $10,222
       12/31/2003                $11,294                  $11,467
        3/31/2004                $11,716                  $11,661
        6/30/2004                $11,597                  $11,862
        9/30/2004                $11,881                  $11,640
       12/31/2004                $12,783                  $12,714
        3/31/2005                $12,538                  $12,441
        6/30/2005                $12,789                  $12,612

                                  Total Return
                              as of June 30, 2005

                                                        Annualized
                                       One           Since Inception
                                       Year             (8/01/03)
                                       ----             ---------
     Cullen High Dividend Equity
     Fund, Retail Class                10.27%              13.71%
     S&P 500                            6.32%              12.88%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 8/01/03 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                                    CLASS C

                     Cullen High Dividend
                     Equity Fund, Class C           S&P 500
                     --------------------           -------
      9/30/2004             $10,000                  $10,000
     12/31/2004             $10,626                  $10,762
      3/31/2005             $10,396                  $10,531
      6/30/2005             $10,579                  $10,675

                            Cumulative Total Return
                              as of June 30, 2005

                                                  Since
                                                Inception
                                                (10/7/04)
                                                ---------
     Cullen High Dividend Equity
     Fund, Class C                                5.79%
     S&P 500                                      6.75%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 10/7/04 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                                    CLASS I

                     Cullen High Dividend
                     Equity Fund, Class I           S&P 500
                     --------------------           -------
      9/30/2004             $10,000                  $10,000
     12/31/2004             $10,640                  $10,762
      3/31/2005             $10,436                  $10,531
      6/30/2005             $10,648                  $10,675

                            Cumulative Total Return
                              as of June 30, 2005
                                                    Since
                                                  Inception
                                                  (10/7/04)
                                                  ---------
     Cullen High Dividend Equity
     Fund, Class I                                  6.48%
     S&P 500                                        6.75%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 10/7/04 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                      STATEMENT OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 2005

ASSETS:
Investments, at value (cost of $44,534,966)                     $44,920,905
Receivable for capital shares sold                                1,200,349
Dividends and interest receivable                                   108,549
Receivable from Adviser                                               2,682
Prepaid expenses                                                     44,056
                                                                -----------
    Total assets                                                 46,276,541
                                                                -----------
LIABILITIES:
Call options written, at value (proceeds $55,290)                    57,215
Payable for fund shares redeemed                                        853
Distributions payable to shareholders                               407,950
Distribution fees payable                                             3,761
Accrued expenses and other liabilities                               82,031
                                                                -----------
    Total liabilities                                               551,810
                                                                -----------
NET ASSETS                                                      $45,724,731
                                                                -----------
                                                                -----------
NET ASSETS CONSIST OF:
Paid in capital                                                 $45,379,129
Undistributed net investment income                                  12,926
Accumulated net realized loss on investments                        (51,338)
Net unrealized appreciation of investments                          384,014
                                                                -----------
NET ASSETS                                                      $45,724,731
                                                                -----------
                                                                -----------
RETAIL CLASS:
Net assets applicable to outstanding Retail Class shares        $ 6,463,344
Shares issued (Unlimited number of beneficial
interest authorized, $0.001 par value)                              520,169
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                                               $     12.43
CLASS C:
Net assets applicable to outstanding Class C shares             $ 3,007,260
Shares issued (Unlimited number of beneficial
interest authorized, $0.001 par value)                              242,282
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                                               $     12.41
CLASS I:
Net assets applicable to outstanding Class I shares             $36,254,127
Shares issued (Unlimited number of beneficial
interest authorized, $0.001 par value)                            2,918,240
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                                               $     12.42

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $8,665)                $610,418
Interest                                                             42,646
                                                                   --------
    Total investment income                                         653,064
                                                                   --------
EXPENSES:
Investment advisory fees (Note 5)                                   150,801
Administration fees                                                  49,679
Shareholder servicing fees                                           45,483
Fund accounting fees                                                 31,148
Distribution fees (Note 6)
    Retail Class                                                      9,940
    Class C                                                          16,084
Registration and filing fees                                         24,511
Custody fees                                                         11,595
Professional fees                                                     8,887
Shareholder reports                                                   7,186
Insurance expense                                                     4,393
Trustees' fees and expenses                                           4,345
Other expenses                                                        2,461
                                                                   --------
Total expenses before reimbursement from Adviser                    366,513
Expense reimbursement from Adviser                                 (224,826)
                                                                   --------
    Net expenses                                                    141,687
                                                                   --------
NET INVESTMENT INCOME                                               511,377
                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on:
      Investments                                                   (13,342)
      Written option contracts                                      (15,980)
                                                                   --------
        Net realized loss                                           (29,322)
                                                                   --------
    Net change in unrealized appreciation on:
      Investments                                                   316,806
      Written option contracts                                          608
                                                                   --------
      Net change in unrealized appreciation                         317,414
                                                                   --------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 288,092
                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $799,469
                                                                   --------
                                                                   --------

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                               YEAR ENDED              AUGUST 1, 2003(1)<F1> TO
                                                                             JUNE 30, 2005                  JUNE 30, 2004
                                                                             -------------             ------------------------
OPERATIONS:
Net investment income                                                          $   511,377                    $   21,732
Net realized gain (loss) on investments                                            (29,322)                       15,221
Net change in unrealized appreciation on investments                               317,414                        66,600
                                                                               -----------                    ----------
    Net increase in net assets resulting from operations                           799,469                       103,553
                                                                               -----------                    ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
    Retail Class shares                                                          4,741,176                     1,682,494
    Class C shares(2)<F2>                                                        2,901,094                            --
    Class I shares(2)<F2>                                                       37,569,556                            --
Proceeds from shares issued to holders
  in reinvestment of dividends
    Retail Class shares                                                             98,796                         3,335
    Class C shares(2)<F2>                                                           28,644                            --
    Class I shares(2)<F2>                                                          174,716                            --
Cost of shares redeemed
    Retail Class shares                                                           (370,322)                       (8,259)
    Class C shares(2)<F2>                                                           (3,284)                           --
    Class I shares(2)<F2>                                                       (1,438,670)                           --
                                                                               -----------                    ----------
    Net increase in net assets from
      capital share transactions                                                43,701,706                     1,677,570
                                                                               -----------                    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Retail Class                                                                   (73,597)                      (20,648)
    Class C                                                                        (24,100)                           --
    Class I                                                                       (399,984)                           --
Net realized gains
    Retail Class                                                                    (9,018)                           --
    Class C                                                                         (4,654)                           --
    Class I                                                                        (25,566)                           --
                                                                               -----------                    ----------
    Total distributions                                                           (536,919)                      (20,648)
                                                                               -----------                    ----------
TOTAL INCREASE IN NET ASSETS                                                    43,964,256                     1,760,475
NET ASSETS:
Beginning of period                                                              1,760,475                            --
                                                                               -----------                    ----------
End of period (includes $12,926 and $959 of
  undistributed net investment income, respectively)                           $45,724,731                    $1,760,475
                                                                               -----------                    ----------
                                                                               -----------                    ----------


(1)<F1>   Commencement of operations.
(2)<F2> Commencement of operations for Class C and Class I shares was October 7, 2004.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED                          AUGUST 1, 2003(2)<F4>
                                                                  JUNE 30, 2005(1)<F3>                       TO JUNE 30, 2004
                                                   --------------------------------------------------      ---------------------
                                                   RETAIL CLASS           CLASS C             CLASS I          RETAIL CLASS
                                                   ------------           -------             -------          ------------
NET ASSET VALUE - BEGINNING OF PERIOD                 $11.45              $11.87              $11.87              $10.00
                                                      ------              ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                              0.23                0.20                0.18                0.27
     Net realized and unrealized
       gain (loss) on investments                       0.95                0.49                0.59                1.33
                                                      ------              ------              ------              ------
         Total from investment operations               1.18                0.69                0.77                1.60
                                                      ------              ------              ------              ------
LESS DISTRIBUTIONS:
     Dividends from net investment income              (0.17)              (0.12)              (0.19)              (0.15)
     Distribution of net realized gains                (0.03)              (0.03)              (0.03)                 --
                                                      ------              ------              ------              ------
         Total distributions                           (0.20)              (0.15)              (0.22)              (0.15)
                                                      ------              ------              ------              ------
NET ASSET VALUE - END OF PERIOD                       $12.43              $12.41              $12.42              $11.45
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL RETURN                                          10.27%               5.79%(3)<F5>        6.48%(3)<F5>       15.98%(3)<F5>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $6,463              $3,007             $36,254              $1,760
Ratio of expenses to average net assets:
     Before expense reimbursement                      3.27%               3.03%(4)<F6>        1.97%(4)<F6>       16.27%(4)<F6>
     After expense reimbursement                       1.06%(5)<F7>        1.74%(4)<F6>        0.75%(4)<F6>        1.50%(4)<F6>
Ratio of net investment income
  to average net assets:
     Before expense reimbursement                      1.08%               2.12%(4)<F6>        2.19%(4)<F6>     (12.41)%(4)<F6>
     After expense reimbursement                       3.29%               3.41%(4)<F6>        3.41%(4)<F6>        2.36%(4)<F6>
Portfolio turnover rate                               35.01%              35.01%              35.01%              29.37%



(1)<F3> Commencement of operations for Class C and Class I Shares was October 7, 2004.
(2)<F4>   Commencement of operations.
(3)<F5>   Not Annualized.
(4)<F6>   Annualized.
(5)<F7> Effective October 7, 2004, the Advisor contractually agreed to lower the net annual operating expense ratio from 1.50% to 1.00% through June 30, 2006.

                     See notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                              AS OF JUNE 30, 2005

                                                  SHARES            VALUE
                                                  ------            -----
COMMON STOCKS 85.5%
AEROSPACE & DEFENSE 3.1%
Raytheon Co.                                       37,000        $ 1,447,440
                                                                 -----------
BEVERAGES 3.0%
Diageo PLC - ADR (b)<F9>                           23,100          1,369,830
                                                                 -----------
CAPITAL MARKETS 4.2%
Allied Capital Corp.                               25,000            727,750
UBS AG (b)<F9>                                     15,550          1,210,567
                                                                 -----------
                                                                   1,938,317
                                                                 -----------
CHEMICALS 4.5%
The Dow Chemical Co.                               16,350            728,066
PPG Industries, Inc.                               21,200          1,330,512
                                                                 -----------
                                                                   2,058,578
                                                                 -----------
COMMERCIAL BANKS 9.7%
Australia & New Zealand
Banking Group Ltd. - ADR (b)<F9>                    8,950            740,165
Bank of America Corp.                              29,300          1,336,373
Barclays PLC - ADR (b)<F9>                         11,350            453,319
Compass Bancshares, Inc. (a)<F8>                   10,680            480,600
Wachovia Corp.                                     28,800          1,428,480
                                                                 -----------
                                                                   4,438,937
                                                                 -----------
CONSTRUCTION MATERIALS 2.9%
Cemex S.A. de C.V. - ADR (b)<F9>                   30,957          1,313,196
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES 6.2%
Alliance Capital Management Holding LP             20,800            972,192
Citigroup, Inc. (a)<F8>                            10,850            501,595
J.P. Morgan Chase & Co.                            38,100          1,345,692
                                                                 -----------
                                                                   2,819,479
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
BellSouth Corp.                                    17,950            476,931
Verizon Communications, Inc.                       35,200          1,216,160
                                                                 -----------
                                                                   1,693,091
                                                                 -----------
ELECTRIC UTILITIES 3.2%
TECO Energy, Inc.                                  76,800          1,452,288
                                                                 -----------
FOOD PRODUCTS 6.7%
ConAgra Foods, Inc.                                18,330            424,523
H.J. Heinz Co.                                     13,230            468,607
Sara Lee Corp. (a)<F8>                             40,550            803,295
Unilever NV - ADR (b)<F9>                          20,950          1,358,188
                                                                 -----------
                                                                   3,054,613
                                                                 -----------
METALS & MINING 2.6%
Anglo American PLC - ADR (b)<F9>                   50,000          1,175,000
                                                                 -----------
NATIONAL COMMERCIAL BANKS 3.1%
National Bank of Canada (b)<F9>                    32,050          1,423,253
                                                                 -----------
OIL & GAS 10.1%
Chevron Corp. (a)<F8>                              21,000          1,174,320
ConocoPhillips (a)<F8>                             20,400          1,172,796
Kerr-McGee Corp. (a)<F8>                            7,366            562,099
PetroChina Co Ltd. - ADR (b)<F9>                   14,700          1,079,715
Petroleo Brasileiro SA - ADR (b)<F9>                6,620            345,101
Total SA - ADR (a)<F8>(b)<F9>                       2,450            286,283
                                                                 -----------
                                                                   4,620,314
                                                                 -----------
PAPER & FOREST PRODUCTS 1.8%
Weyerhaeuser Co.                                   12,750            811,538
                                                                 -----------
PHARMACEUTICALS 6.2%
Bristol-Myers Squibb Co.                           56,800          1,418,864
GlaxoSmithKline PLC - ADR (b)<F9>                  29,250          1,418,918
                                                                 -----------
                                                                   2,837,782
                                                                 -----------
REAL ESTATE 7.3%
BRE Properties - Class A                           12,400            518,940
Equity Residential                                 26,050            959,161
Health Care Property Investors, Inc.               35,800            968,032
Healthcare Realty Trust, Inc.                      23,600            911,196
                                                                 -----------
                                                                   3,357,329
                                                                 -----------
SANITARY PAPER PRODUCTS 1.0%
Kimberly-Clark de Mexico SA de CV - ADR (b)<F9>    26,850            459,398
                                                                 -----------
TELEPHONE COMMUNICATIONS 3.1%
Telecom Corp of New Zealand Ltd - ADR (b)<F9>      42,500          1,427,575
                                                                 -----------
TOBACCO 3.1%
Altria Group, Inc. (a)<F8>                         21,850          1,412,821
                                                                 -----------
Total Common Stock
  (cost $38,608,006)                                              39,110,779
                                                                 -----------
CONVERTIBLE PREFERRED STOCK 0.8%
Ford Motor Co. Capital Trust II (c)<F10>
  (cost $497,146)                                   9,430            380,312
                                                                 -----------
                                             PRINCIPAL AMOUNT         VALUE
                                             ----------------         -----
SHORT-TERM INVESTMENTS 11.9%
U.S. TREASURIES  11.8%
U.S. Treasury Bill, 2.5600%, due 07-07-2005    $  305,000            304,867
U.S. Treasury Bill, 2.6350%, due 07-14-2005     4,883,000          4,878,464
U.S. Treasury Bill, 2.8800%, due 07-28-2005       230,000            229,528
                                                                 -----------
                                                                   5,412,859
                                                                 -----------
VARIABLE RATE DEMAND NOTES*<F11> 0.1%
Wisconsin Corporate Central Credit
  Union, 3.0000%                                   16,955             16,955
                                                                 -----------
Total Short-Term Investments
  (cost $5,429,814)                                                5,429,814
                                                                 -----------
TOTAL INVESTMENTS 98.2%
  (cost $44,534,966)                                              44,920,905
Other assets, less liabilities 1.8%                                  803,826
                                                                 -----------
TOTAL NET ASSETS 100.0%                                          $45,724,731
                                                                 -----------
                                                                 -----------

(a)<F8>   Security is subject to written call option.
(b)<F9>   Foreign Issued Security
(c)<F10>  Preferred Security
ADR American Depository Receipts
*<F11> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of June 30, 2005.

                     See notes to the financial statements.

                        SCHEDULE OF CALL OPTIONS WRITTEN
                              AS OF JUNE 30, 2005

             UNDERLYING SECURITY/EXPIRATION
CONTRACTS          DATE/EXERCISE PRICE                          MARKET VALUE
---------    ------------------------------                     ------------
  65    Altria Group, Inc.
          Expiration September 2005, Exercise Price $70.00        $ (6,500)
  50    Chevron Corp.
          Expiration September 2005, Exercise Price $60.00          (4,500)
  55    Citigroup, Inc.
          Expiration September 2005, Exercise Price $47.50          (3,850)
  50    Compass Bancshares, Inc.
          Expiration October 2005, Exercise Price $45.00            (8,375)
  50    ConocoPhillips
          Expiration August 2005, Exercise Price $60.00             (6,750)
  70    Kerr-McGee Corp.
          Expiration October 2005, Exercise Price $80.00           (18,550)
  100   Sara Lee Corp.
          Expiration October 2005, Exercise Price $20.00            (6,500)
  12    Total SA - ADR
          Expiration August 2005, Exercise Price $120.00            (2,190)
                                                                  --------
        Total Call Options Written
          (proceeds $55,290)                                      $(57,215)
                                                                  --------
                                                                  --------

                     See notes to the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2005

1.   ORGANIZATION

The Cullen Funds Trust (the "Trust") is an open-end management investment company created as a Delaware business trust on March 25, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers one series of shares to investors, the Cullen High Dividend Equity Fund (the "Fund"). The investment objective of the Fund is long-term capital appreciation and current income. The Fund's Retail Class commenced operations on August 1, 2003. The Fund's Class C and Class I shares commenced operations on October 7, 2004.

The Fund offers Retail, C and I Class Shares. Each class of shares differs principally in its respective administration, transfer agent, and distribution expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

a) Valuation of Securities - Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made; however, securities traded on a U.S. securities exchange for which there were no transactions on a given day, and securities not listed on a U.S. securities exchange, are valued at the average of the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Fund Board of Trustees under supervision of the full Board. Debt securities maturing within 60 days or less when purchased are valued by the amortized cost method, which approximates market value.

b) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid semi-annually for the Fund. Dividends from realized capital gains, if any, are declared and paid at least annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

c) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

d) Derivative Financial Instruments and Other Investment Strategies - The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund's investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

e) Options Transactions - For hedging purposes and in order to generate additional income, the Fund may write (or sell) call options on a covered basis. Premiums received on the sale of such options are expected to enhance the income of the Fund.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund relating to actions or omissions has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling a security at a price different from the current market price.

f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

g) Guarantees and Indemnification - In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, however, the Fund expects the risk of loss to be remote.

h) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds on a high cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

3.   CAPITAL SHARE TRANSACTIONS

Share transactions were as follows:

                        CULLEN HIGH DIVIDEND EQUITY FUND

                         RETAIL CLASS
                       AUGUST 1, 2003(1)        CLASS C            CLASS I
                                   <F12>     PERIOD ENDED        PERIOD ENDED
                       TO JUNE 30, 2004      JUNE 30, 2004      JUNE 30, 2004
                       ----------------      -------------      -------------
Shares sold                 154,120                  --                  --
Shares reinvested               297                  --                  --
Shares redeemed                (717)                 --                  --
                            -------             -------             -------
Net increase                153,700                  --                  --
Shares outstanding:
  Beginning of period            --                  --                  --
                            -------             -------             -------
  End of period             153,700                  --                  --
                            -------             -------             -------
                            -------             -------             -------

                                                CLASS C           CLASS I
                         RETAIL CLASS        PERIOD ENDED       PERIOD ENDED
                          YEAR ENDED       JUNE 30, 2005(2)   JUNE 30, 2005(2)
                        JUNE 30, 2005                 <F13>              <F13>
                        -------------       ---------------   ---------------
Shares sold                 388,399             240,245           3,018,786
Shares reinvested             8,049               2,299              14,026
Shares redeemed             (29,979)               (262)           (114,572)
                            -------             -------           ---------
Net increase                366,469             242,282           2,918,240
Shares outstanding:
  Beginning of period       153,700                  --                  --
                            -------             -------           ---------
  End of period             520,169             242,282           2,918,240
                            -------             -------           ---------
                            -------             -------           ---------
(1)<F12>  Commencement of operations.
(2)<F13> Commencement of operations for Class C and Class I shares was October 7, 2004.

4.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term investments, for the fiscal year ended June 30, 2005 were as follows:

                        CULLEN HIGH DIVIDEND EQUITY FUND

             PURCHASES                                 SALES
  ------------------------------          ------------------------------
  U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
  ---------------          -----          ---------------          -----
        $--             $42,652,612             $--              $5,075,459

As of June 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)<F14>                               $44,600,475
                                                           -----------
                                                           -----------
Gross unrealized appreciation                              $ 1,587,539
Gross unrealized depreciation                               (1,267,109)
                                                           -----------
Net unrealized appreciation                                $   320,430
                                                           -----------
                                                           -----------
Undistributed ordinary income                                   77,490
Undistributed long-term capital gain                             1,289
                                                            __________
Total distributable earnings                                    78,779
Other accumulated gains (losses)                               (53,607)
                                                           -----------
Total accumulated earnings (losses)                        $    25,172
                                                           -----------
                                                           -----------


(a)<F14> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments and investments in real estate investment trusts.

The tax composition of dividends during the year ended June 30, 2005 and the year ended June 30, 2004 was as follows:

                                  JUNE 30, 2005       JUNE 30, 2004
                                  -------------       -------------
Ordinary Income                      $533,573             $20,648
Long-Term Capital Gain                  3,346                  --

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has an agreement with Cullen Capital Management LLC (the "Adviser"), with which certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Fund will compensate the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets. Through June 30, 2006, the Adviser has agreed to waive its fees and absorb expenses to the extent that the Fund's total annual operating expenses (excluding taxes) exceed 1.00% of the Fund's net assets for Retail Shares, 1.75% for Class C Shares and 0.75% for Class I Shares. For a period of three years after the year in which the Adviser waives or reimburses expenses, the Adviser may seek reimbursement from the Fund to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement. The Adviser waived or reimbursed expenses of $224,826 associated with the Fund for the year ended June 30, 2005.

As of June 30, 2005, reimbursed/absorbed expenses for the Fund subject to potential recovery by year of expiration are as follows:

                      Year of Expiration                 Amount
                      ------------------                 ------
                      June 30, 2007                     $144,555
                      June 30, 2008                     $224,826

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

6.   DISTRIBUTION PLAN

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to
Rule   12b-1 under the 1940 Act.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of average daily net assets for the Fund's Retail Class shares. The Fund's Class C shares allow for up to 1.00% of average daily net assets, of which 0.75% may be paid as a distribution fee and 0.25% for certain shareholder services to shareholders. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund. This may include, but is not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $9,940 for the Retail Class shares and $16,084 for Class C shares pursuant to the Plan for the period ended June 30, 2005.

7.   OPTION CONTRACTS WRITTEN

For the Cullen High Dividend Equity Fund, the premium amount and number of option contracts written during the year ended June 30, 2005 were as follows:

                                          Premium                Number
                                          Amount              of Contracts
                                          ------              ------------
Options outstanding at June 30, 2004      $ 14,255                  83
Options written                            183,100               1,548
Options closed                             (13,403)               (190)
Options exercised                          (98,622)               (635)
Options expired                            (30,040)               (354)
                                          --------               -----
Options outstanding at June 30, 2005        55,290                 452
                                          --------               -----
                                          --------               -----

8.   FEDERAL TAX INFORMATION (UNAUDITED)

The Fund has designated 85.59% of the dividends declared from net investment income during the year ended June 30, 2005 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended June 30, 2005, 55.30% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Cullen Funds Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of call options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cullen High Dividend Equity Fund (the "Fund") at June 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 15, 2005

                                EXPENSE EXAMPLE
                                 JUNE 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first portion of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information within this portion of the table, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period", to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second portion in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second portion of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
                              Beginning        Ending         Expenses Paid
                            Account Value  Account Value  During Period(1)<F15>
                                1/1/05        6/30/05       1/1/05 - 6/30/05
                            -------------  -------------  --------------------
ACTUAL
High Dividend Equity Fund
  Retail Class                $1,000.00      $1,000.50            $5.26
  Class C                     $1,000.00       $ 995.60            $8.61
  Class I                     $1,000.00      $1,000.80            $3.72
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
High Dividend Equity Fund
  Retail Class                $1,000.00      $1,019.54            $5.31
  Class C                     $1,000.00      $1,016.17            $8.70
  Class I                     $1,000.00      $1,021.08            $3.76

(1)<F15> Expenses are equal to the High Dividend Equity Fund's Retail Class, Class C and Class I expense ratios of 1.06%, 1.74% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect one half-year period).

                               BOARD OF TRUSTEES

                              POSITIONS HELD  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         WITH FUND       DURING PAST 5 YEARS
---------------------         --------------  -----------------------
James P. Cullen               Trustee         President, controlling Member and
Cullen Capital Management LLC and President   Portfolio Manager, Cullen Capital
645 Fifth Avenue                              Management LLC, since May 2000;
New York, NY  10022                           President, Schafer Cullen Capital
Born: 1938                                    Management, Inc. a registered
                                              investment adviser, from December
                                              1982 to present.

Dr. Curtis J. Flanagan        Trustee         Private investor, 1998 to
c/o Cullen Capital                            present; Chairman, South Florida
Management LLC                                Pathologists Group, prior
645 Fifth Avenue                              thereto.
New York, NY  10022
Born : 1921

Matthew J. Dodds              Independent     Private investor, 1999 to
c/o Cullen Capital                            present; Vice President -
Management LLC                                Research, Schafer
645 Fifth Avenue              Trustee         Cullen Capital Management, Inc.,
New York, NY  10022                           from 1995 to 1999.
Born : 1941

Robert J. Garry               Independent     Corporate Controller, Yonkers
c/o Cullen Capital                            Racing Corporation, 2001; Chief
Management LLC                Trustee         Operations Officer, The Tennis
645 Fifth Avenue                              Network Inc., March 2000 to 2001;
New York, NY  10022                           Senior Vice President and Chief
Born : 1945                                   Financial Officer, National
                                              Thoroughbred Racing Association,
                                              1998 to 2000; Director of Finance
                                              and Chief Financial Officer,
                                              United States Tennis Association,
                                              prior thereto.

Stephen G. Fredericks         Independent     Institutional Trader, Raymond
c/o Cullen Capital            Trustee         James& Associates, February 2002
Management LLC                                to present; Institutional Trader,
645 Fifth Avenue                              ABN AMRO Inc., January 1, 1995 to
New York, NY  10022                           May 2001.
Born : 1942

                                    OFFICERS

John C. Gould                 Executive       Executive Vice President and
Cullen Capital Management LLC Vice            Assistant Portfolio Manager,
645 Fifth Avenue              President       Cullen Capital Management LLC,
New York, NY 10022                            May 2000 to present; Assistant
Born: 1960                                    Portfolio Manager, Schafer Cullen
                                              Capital Management, Inc., from
                                              1989 to present.

Brooks H. Cullen              Vice            Vice President and Analyst,
Cullen Capital Management LLC President       Cullen Capital Management LLC,
645 Fifth Avenue              since           since May 2000; Analyst, Schafer
New York, NY 10022            inception       Cullen Capital Management, Inc.,
Born: 1967                                    from 1996 to present.

Brenda S. Pons                Treasurer       Treasurer, Schafer Cullen Capital
Cullen Capital Management LLC                 Management LLC, 2000 to Present;
645 Fifth Avenue                              Assistant Controller, Schafer
New York, NY 10022                            Cullen Capital Management LLC,
Born: 1976                                    1999 to 2000; Junior Accountant,
                                              Edward Monaco, CPA, 1998 to 1999.

Rahul D. Sharma               Secretary       Secretary, Cullen Capital
Cullen Capital Management LLC                 Management LLC, since May 2000;
645 Fifth Avenue                              Director of Institutional
New York, NY 10022                            Marketing, Schafer Cullen Capital
Born: 1970                                    Management, Inc., 1998 to
                                              present; General Manager, Harvest
                                              Moon (Brewery/Cafe) and Student,
                                              Rutgers Graduate School, 1997 to
                                              1998.

The Fund's statement of additional information contains additional information about the Fund's trustees and is available, without charge, (1) upon request by calling 1-877-485-8586, (2) at www.cullenfunds.com, or (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

                    TOP 10 INDUSTRIES - AS OF JUNE 30, 2005

Electric Utilities                                   3%
Diversified Telecommunication Services               4%
Capital Markets                                      4%
Chemicals                                            5%
Diversified Financial Services                       6%
Pharmaceuticals                                      6%
Food Products                                        7%
Real Estate                                          7%
Commercial Banks                                    10%
Oil & Gas                                           10%

Percentages are based upon net assets.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Fund is distributed by Quasar Distributors, LLC, a member of the NASD.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-877-485-8586; (2) at www.cullenfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record is available on the SEC's website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY FILINGS ON FORM N-Q

Beginning with the quarter ending September 30, 2004 the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's N-Q will also be available upon request by calling 1-877-485-8586.

                       BOARD APPROVAL OF CONTINUATION OF
                         INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 12, 2005, the Board of Trustees of Cullen Funds Trust (the "Trust"), including all of the Independent Trustees, considered and then approved the continuation for one year of the Investment Advisory Agreement (the "Advisory Agreement") between Cullen Capital Management, LLC (the "Adviser") and the Trust, on behalf of the Cullen High Dividend Equity Fund (the "Fund"), effective as of August 1, 2005. Prior to such meeting, the Board received a variety of materials prepared by the Fund's administrator, U.S. Bancorp Fund Services, LLC, and information produced by the Adviser. In approving the continuation of the Advisory Agreement, the Board of Trustees considered, among other factors: (1) the nature, quality and extent of the services provided by the Adviser to the Fund, including the investment performance of the Fund; (2) the Fund's advisory fee and total expense ratio as compared to the industry averages of advisory fees and expense ratios for a peer group of funds with similar investment objectives (the "Peer Group") to that of the Fund, as selected by Lipper, Inc., an independent provider of investment company data;
(3) the Fund's advisory fee as compared to the fees charged by the Adviser to its one other client, and by an affiliate of the Adviser to its clients; (4) the cost of the services provided to the Fund and the profits realized by the Adviser from its relationship with the Fund; (5) economies of scale and the appropriateness of implementing fee breakpoints; and (6) other potential or actual benefits derived by the Adviser from its advisory relationship with the Fund. These factors, which are discussed further below, were also considered separately by the Independent Trustees in an executive session during which management of the Adviser and the interested Trustees were not present. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board's determination of whether to approval the continuation of the Advisory Agreement.

Nature, Quality and Extent of the Adviser's Services.  The Board considered the
-----------------------------------------------------
nature, quality and extent of the services provided by the Adviser to the Fund, including the investment performance of the Fund. The Board considered the fact that the Fund relies on the Adviser, as well as its other service providers, to conduct substantially all of its business and perform substantially all of its administrative functions. Specifically, the Board discussed the fact that the Adviser provides the Fund with investment management services, oversees distribution of the Fund's shares through third-party broker/dealers and independent financial institutions, oversees the Fund's other service providers and retains the services of the Fund's Chief Compliance Officer to help ensure that the Fund is in compliance with federal securities laws. With respect to the Fund's investment performance, the Board reviewed charts showing that, measuring from inception on August 1, 2003 through March 31, 2005, the Fund had outperformed the S&P 500 Index both on a cumulative return basis and on an average annual return basis. The Fund had also outperformed the S&P 500 Index for the one-year period ended March 31, 2005 and for the Fund's fiscal year to that date. The quality of the Adviser's services was further evidenced by the significant growth in the Fund's assets during the nine-month period ended March 31, 2005. In addition to the aforementioned specific performance considerations, the Board took into account the disciplined value oriented investment philosophy that the Adviser has developed and adheres to, the Board's confidence in and understanding of this philosophy and the experience of the Adviser in implementing this philosophy over many years.

Fees and Expenses.  The Board received and reviewed information regarding the
------------------
Fund's investment advisory fee and total expense ratio, and compared such fee and expense ratio to the average fee and expense ratio for funds in the Peer Group. Fee and expense ratio information for the Fund and the Peer Group was assembled, prepared and distributed by the Fund's administrator. The Peer Group consisted of those funds in Lipper Inc.' s Equity Income benchmark category that had a range of $0 - $100 million in net assets; a total of 122 funds comprised the Peer Group. While the Fund's investment advisory fee was slightly above the average fee for the Peer Group, the Fund's total expense ratio, after reimbursements, was below the average expense ratio for the Peer Group. The Board noted that, until June 30, 2006, the Adviser has agreed to caps on operating expenses for the Fund's three share classes, and to waive or reimburse, as necessary, fees that would otherwise be payable by the Fund to the Adviser to the extent such fees would result in the operating expense caps being exceeded. The Board also noted that, while the Fund's expense ratio, before reimbursements, was above the average for the Peer Group, the Fund's smaller asset size relative to other funds in the Peer Group meant that there are fewer assets over which to spread expenses, partially contributing to a higher expense ratio before reimbursements.

Economies of Scale.  The Board considered whether the Adviser may experience
-------------------
economies of scale in connection with operating the Fund and whether advisory fee breakpoints would be appropriate for the Fund. The Board determined that the Fund has not yet achieved a large enough size to warrant fee breakpoints. However, the Board noted that it would continue to monitor the Fund's growth in size and, if appropriate, may consider whether to institute fee breakpoints in the future.

Profitability of the Adviser.  The Board was provided with the Adviser's profit
-----------------------------
and loss statement for the calendar year 2004, during which time the Adviser provided investment advisory services to the Fund and to the Cullen Value Fund, which operated as a separate series of the Trust until February 2005. The Board believed that the Adviser's profitability was more modest than would typically be found in the industry, based on the level of advisory fees stipulated in the Advisory Agreement, the considerable services the Adviser provides to the Fund and the fact that, as noted above, the Adviser has agreed to waive its fees and absorb Fund expenses to the extent that such expenses exceed certain limits.
The Board did not conduct a fund-by-fund analysis of the Adviser's profitability because, in the Board's view, it is difficult to accurately determine the cost of performing advisory services on a fund-specific basis and conducting such a fund-by-fund analysis would ignore the qualitative benefits the Fund received from being part of a family of funds that received advisory and other services from the same organization.

Comparison of Fees Charged by the Adviser and its Affiliates.  The Board
-------------------------------------------------------------
considered the fee charged by the Adviser to its one other client, the Pioneer Cullen Value Fund (successor to the Cullen Value Fund), as well as the fees charged by Schafer Cullen Capital Management, Inc. ("SCCM"), an affiliate of the Adviser, to its investment advisory clients. The Board noted that the range of services provided by the Adviser to the Fund goes beyond the level of services it provides to its other client and beyond the level of services SCCM generally provides to its clients. The Board considered the fact that the fee charged by SCCM to a privately offered pooled investment vehicle it advises is commensurate with the fee charged to the Fund by the Adviser.

Other Benefits Derived by the Adviser.  The Board considered the fact that under
--------------------------------------
the Advisory Agreement the Adviser is permitted to engage in directed brokerage and soft-dollar arrangements. The Board noted that Fund brokerage is an asset of the Fund and should be used for the benefit of the Fund's shareholders. The Board did not believe that the Adviser's use of directed brokerage and soft-dollar arrangements were unreasonable or inappropriate with respect to the Fund.

Conclusion.  The Board based its decision on an evaluation of all these factors
-----------
as a whole and did not consider one factor as all-important or controlling. Based on its review and the information provided to it, the Board, including all of the Independent Trustees, found that the terms of the Advisory Agreement, including the advisory fee rates provided in the Advisory Agreement, were fair and reasonable to the Fund and its shareholders and unanimously approved the continuation of the Advisory Agreement until July 31, 2006, effective as of August 1, 2005. The Board was also assisted in its review, consideration and discussion of the continuation of Advisory Agreement by independent legal counsel, who had prepared a summary of the Board's legal obligations and who further summarized the Board's legal obligations at the Board meeting.

                               INVESTMENT ADVISER
                         Cullen Capital Management LLC
                               New York, New York

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                              Milwaukee, Wisconsin

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Milwaukee, Wisconsin

                                 LEGAL COUNSEL
                         Sidley Austin Brown & Wood LLP
                               Chicago, Illinois

                         ADMINISTRATOR, TRANSFER AGENT,
                              AND FUND ACCOUNTANT
                        U.S. Bancorp Fund Services, LLC
                              Milwaukee, Wisconsin

                                   CUSTODIAN
                                U.S. Bank, N.A.
                                Cincinnati, Ohio

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Matthew J. Dodds, Robert J. Garry and Stephen G. Fredericks are all "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                       FYE  6/30/2005       FYE  6/30/2004
                       --------------       --------------

Audit Fees                    $20,000                 $32,000
Audit-Related Fees                390                    -
Tax Fees                        4,500                   7,850
All Other Fees                   -                       -


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.


Non-Audit Related Fees            FYE  6/30/2005       FYE  6/30/2004
----------------------            --------------       --------------

Registrant                             -                    -
Registrant's Investment Adviser        -                    -



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)   Cullen Funds Trust
                    ------------------

     By (Signature and Title)/s/ James P. Cullen
                             -------------------
                             James P. Cullen, President

     Date   September 7, 2005
          ---------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F16> /s/James P. Cullen
                                    ------------------
                                    James P. Cullen, President

     Date   September 7, 2005
          ---------------------

     By (Signature and Title)*<F16>/s/Brenda S. Pons
                                   -----------------
                                   Brenda S. Pons, Treasurer

     Date   September 7, 2005
          ---------------------

*<F16> Print the name and title of each signing officer under his or her signature.